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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)             March 27, 2002
                                                               --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)


   Laws of the United States           033-99442-01             51-0269396
   -------------------------           ------------             ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                    302/594-4000
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Registrant's telephone number, including area code


                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

           (c) Exhibits

                  99.01 First Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of March 27, 2002 between First USA Bank, National Association and The Bank of New York (Delaware) relating to the Wachovia Credit Card Master Trust.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIRST USA BANK, NATIONAL ASSOCIATION
                                As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST


                                By: /s/ Tracie H. Klein
                                    -------------------------------
                                    Name:  Tracie H. Klein
                                    Title: First Vice President



Date: May 14, 2002
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                                INDEX TO EXHIBITS

Exhibit Number   Exhibit

   99.01 First Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of March 27, 2002 between First USA Bank, National Association and The Bank of New York (Delaware) relating to the Wachovia Credit Card Master Trust.